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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

CWABS, Inc. (as company under an Indenture, dated as of March 18, 2005, providing for, inter alia, the issuance of Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1)

                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)



      Delaware                  333-118926                    95-4596514
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


    4500 Park Granada
  Calabasas, California                                         91302
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



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                  ITEM 601(a) OF
                  REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.          DESCRIPTION
-----------       -----------          -----------
   1                  99               Computational Materials --
                                       Computational Materials (as defined
                                       in Item 5) that have been provided
                                       by the Underwriters to certain
                                       prospective purchasers of the
                                       CWABS, Inc. Encore Credit
                                       Receivables Trust 2005-1,
                                       Asset-Backed Notes, Series 2005-1
                                       (filed in paper pursuant to the
                                       automatic SEC exemption pursuant to
                                       Release 33-7427, August 7, 1997)



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Item 8.01         Other Events.
                  ------------

         On or about March 18, 2005, the Registrant will cause the issuance and sale of approximately $1,600,000,000 initial principal amount of Encore Credit Receivables Trust 2005-1, Asset-Backed Notes, Series 2005-1 (collectively, the "Notes") pursuant to Indenture, dated as of March 18, 2005, between Encore Credit Receivables Trust 2005-1, as Issuer, and The Bank of New York, as Indenture Trustee.

         In connection with the sale of the Series 2005-1, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Notes (the "Underwritten Notes"), the Registrant has been advised by Countrywide Securities Corporation and Wachovia Capital Markets, LLC (the "Underwriters") that the Underwriters has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement 333-118926, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be supplemented by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CWABS, INC.


                                   By: /s/ Ruben Avilez
                                      -----------------------
                                   Name:  Ruben Avilez
                                   Title: Vice President


Dated: March 16, 2005

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                                  EXHIBIT INDEX


            Item 601(a) of     Sequentially
Exhibit     Regulation S-K     Numbered
Number      Exhibit No.        Description                 Page
-------     --------------     -----------------------     --------------
1           99                 Computational Materials     Filed Manually



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